                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 5, 2002



                           WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
               Delaware                         1-08703                 33-0956711
   (State or Other Jurisdiction of            (Commission             (IRS Employer
            Incorporation)                     File Number)          Identification No.)


      20511 Lake Forest Drive
      Lake Forest, California                                             9263
  (Address of Principal Executive Offices)                             (Zip Code)

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Registrant's telephone number, including area code:     (949) 672-7000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS.

         On August 5, 2002, Western Digital Corporation issued a press release naming Michael D. Lambert as the eighth member of its board of directors to fill the vacancy created as a result of an increase in the size of its board of directors. Mr. Lambert is a computer-industry veteran of more than 30 years and has served in senior executive roles for companies such as Dell Computer Corporation, Compaq Computer Corporation and NCR Corp.

         Attached hereto as Exhibit 99.1 is the August 5, 2002 press release, which is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
 Exhibit       Description
 -------       -----------
99.1           Press Release dated August 5, 2002, naming Michael D. Lambert a member of the board of directors of Western Digital Corporation.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 5, 2002
                                     WESTERN DIGITAL CORPORATION

                                     By: /s/ Raymond M. Bukaty
                                        ------------------------------
                                        Raymond M. Bukaty
                                        Vice President, General Counsel and
                                        Secretary